UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 1, 2020

ProPetro Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38035	26-3685382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1706 S. Midkiff Midland, TX	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 688-0012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PUMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On June 1, 2020, ProPetro Holding Corp. (the “Company”) issued a press release announcing, among other things, its preliminary first quarter 2020 financial results. A copy of the press release is furnished as Exhibit 99.1.

The information furnished with this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Pioneer Pressure Pumping Services Agreement

On December 31, 2018, the Company consummated the purchase of pressure pumping and related assets of Pioneer Natural Resources USA, Inc. (“Pioneer”) and Pioneer Pumping Services, LLC. In connection with the acquisition, the Company became a long-term service provider to Pioneer under a Pressure Pumping Services Agreement (the “Pioneer Services Agreement”), providing pressure pumping and related services for a term of up to 10 years; provided, that Pioneer has the right to terminate the Pioneer Services Agreement, in whole or part, effective as of December 31 of each of the calendar years of 2022, 2024 and 2026. The material terms of the Pioneer Services Agreement were previously described in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on November 16, 2018, and the Pioneer Services Agreement was filed as Exhibit 10.31 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. Pursuant to the Pioneer Services Agreement, the Company is entitled to receive compensation if Pioneer were to idle committed fleets (“idle fees”); however, the Company is first required to use all economically reasonable effort to deploy the idled fleets to another customer. At the present, the Company has eight fleets committed to Pioneer.

The Company is entitled to receive idle fees on certain fleets that are not utilized. During times when there is a significant reduction in overall demand for our services the idle fees could represent a material portion of our revenues. Based on our current expectations and utilization outlook (which are subject to change based on market volatility and changing capital plans of our customers), the Company expects to receive $32 million to $36 million in idle fees during the second quarter of 2020 and $12 million to $18 million for the second half of 2020.

Shareholder Litigation

In April 2020, Jye-Chun Chang filed a shareholder derivative suit in the U.S. District Court for the Western District of Texas (the “Chang Lawsuit”) against certain of the Company’s current and former officers and directors (the “Chang Defendants”). The Company was named as a nominal defendant only. The claims include (i) violations of section 14(a) of the Exchange Act, (ii) breach of fiduciary duties, (iii) unjust enrichment, (iv) abuse of control, (v) gross mismanagement and (vi) waste of corporate assets. Chang did not quantify any alleged damages in its complaint but, in addition to attorneys’ fees and costs, Chang seeks various forms of relief, including (i) declaring that Chang may sustain the action on behalf of the Company, (ii) declaring that the Chang Defendants breached their fiduciary duties to the Company, (iii) damages sustained by the Company as a result of the Chang Defendants’ alleged misconduct, (iv) equitable relief in the form of improvements to the Company’s governance and controls and (v) restitution.

The Company is presently unable to predict the duration, scope or result of the Chang Lawsuit. The Chang Lawsuit and any related future litigation give rise to risks and uncertainties that could adversely affect the Company’s business, results of operations and financial condition. Such risks and uncertainties include, but are not limited to, the costs and expenses of the Chang Lawsuit, including legal fees and possible monetary penalties in the event of an adverse outcome; the risk of additional potential litigation or regulatory action arising from this matter; and potential reputational damage that the Company may suffer as a result of this matter. The outcome of the Chang Lawsuit is necessarily uncertain. The Company could be forced to expend significant resources in the defense of the Chang Lawsuit or future lawsuits, and it may not prevail.

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Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding our expected idle fees. Forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of and recent declines in oil prices, the operational disruption and market volatility resulting from the COVID-19 pandemic and other factors described in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the SEC. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it, including matters related to the audit committee’s internal review, the shareholder litigation and the SEC investigation. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements contained herein are made as of the date of this report.  The Company does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release dated June 1, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPETRO HOLDING CORP.

Date: June 1, 2020	By:	/s/ Darin G. Holderness
Darin G. Holderness
Chief Financial Officer

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